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                                                                    EXHIBIT 24.1

                         REGIONS FINANCIAL CORPORATION

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of REGIONS FINANCIAL CORPORATION (the "Corporation") hereby constitute and appoint Richard D. Horsley and Samuel E. Upchurch, Jr., and each of them, the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution and resubstitution, and with full power and authority in said agents and attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of 17,196 shares of Regions Financial Corporation for sale by a selling shareholder and to sign any and all amendments to such Registration Statements.




      SIGNATURE                       TITLE                         DATE
-------------------------  -----------------------------     -----------------
/s/ Carl E. Jones, Jr.
---------------------------  President and Chief Executive     January 19, 2000
Carl E. Jones, Jr.              Officer and Director
                            (principal executive officer)

/s/ Richard D. Horsley
---------------------------  Vice Chairman of the Board and    January 19, 2000
Richard D. Horsley            Executive Financial Officer
                                     and Director
                             (principal financial officer)

/s/ Robert P. Houston
---------------------------  Executive Vice President and      January 19, 2000
Robert P. Houston                  Comptroller
                            (principal accounting officer)

/s/ Sheila S. Blair
---------------------------         Director                   January 19, 2000
Sheila S. Blair

/s/ James B. Boone, Jr.
---------------------------         Director                   January 19, 2000
James B. Boone, Jr.

/s/ James S.M. French
---------------------------         Director                   January 19, 2000
James S.M. French

/s/ Olin B. King
---------------------------         Director                   January 19, 2000
Olin B. King

/s/ J. Stanley Mackin
---------------------------  Chairman of the Board             January 19, 2000
J. Stanley Mackin                 and Director

/s/ Michael W. Murphy
---------------------------         Director                   January 19, 2000
Michael W. Murphy

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/s/ Henry E. Simpson
---------------------------         Director                   January 19, 2000
Henry E. Simpson

/s/ Lee J. Styslinger, Jr.
---------------------------         Director                   January 19, 2000
Lee J. Styslinger, Jr.

/s/ W. Woodrow Stewart
---------------------------         Director                   January 19, 2000
W. Woodrow Stewart

/s/ John H. Watson
---------------------------         Director                   January 19, 2000
John H. Watson

/s/ Robert J. Williams
---------------------------         Director                   January 19, 2000
Robert J. Williams

/s/ C. Kemmons Wilson, Jr.
---------------------------         Director                   January 19, 2000
C. Kemmons Wilson, Jr.